Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Levon Resources Ltd. (the “Company”) on Form 20-F for the year ended March 31, 2006 (the “Annual Report”) as filed with the Securities and Exchange Commission on the date hereof. We, Louis Wolfin and Gary Robertson, Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	the Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 13, 2007
/s/ Louis Wolfin Louis Wolfin, Chief Executive Officer

(Principal Executive Officer)

Date: April 13, 2007
/s/ Gary Robertson Gary Robertson, Chief Financial Officer
(Principal Accounting Officer)